                AmeriCredit Automobile Receivables Trust 1997-D
                      Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.240% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    12/01/97
Monthly Period Ending:       12/31/97


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A. Beginning of period Aggregate Principal Balance                                           $322,521,244
                                                                                                 ------------

    B. Purchase of Subsequent Receivables                                                                   0
                                                                                                 ------------

    C. Monthly Principal Amounts

       (1)  Collections on Receivables outstanding at
             end of period                                                           8,696,618
                                                                                   -----------
       (2)  Collections on Receivables paid off during
             period                                                                  1,133,193
                                                                                   -----------
       (3)  Receivables becoming Liquidated Receivables
             during period                                                             192,218
                                                                                   -----------
       (4)  Receivables becoming Purchased Receivables
             during period
                                                                                   -----------
       (5)  Cram Down Losses occurring during period
                                                                                   -----------
       (6)  Other Receivables adjustments                                               (3,106)
                                                                                   -----------
       (7)  Less amounts allocable to Interest                                      (5,100,072)
                                                                                   -----------

       Total Monthly Principal Amounts                                                              4,918,851
                                                                                                 ------------

    D. End of period Aggregate Principal Balance                                                 $317,602,393
                                                                                                 ------------
                                                                                                 ------------

    E. Pool Factor                                                                                  97.724020%
                                                                                                 ------------
                                                                                                 ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                      Class A-1      Class A-2     Class A-3       TOTAL
                                                      ---------      ---------     ---------       -----

    A. Beginning of period Note Balance              $90,742,762   $182,000,000   $123,000,000   $395,742,762
                                                     --------------------------------------------------------

    B. Noteholders' Principal Distributable Amount     4,918,851              0              0      4,918,851
    C. Noteholders' Accelerated Principal Amount       2,524,277              0              0      2,524,277
    D. Accelerated Payment Amount Shortfall               17,346              0              0         17,346
    E. Note Prepayment Amount                                  0              0              0              0
    F. Deficiency Claim Amount                                 0              0              0              0
                                                     --------------------------------------------------------

    G. End of period Note Balance                    $83,282,288   $182,000,000   $123,000,000   $388,282,288
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------

    H. Note Pool Factors                               87.665566%    100.000000%    100.000000%     97.070572%
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A. Beginning of period Pre-Funding
         Account balance                                                                          $75,000,687
                                                                                                 ------------
     B. Purchase of Subsequent Receivables                                                   0
                                                                                   -----------
     C. Investment Earnings                                                            277,429
                                                                                   -----------
     D. Investment Earnings Transfer to
           Collections Account                                                        (277,429)
                                                                                   -----------
     E. Payment of Mandatory Prepayment Amount
                                                                                   -----------
                                                                                                            0
                                                                                                 ------------
     F. End of period Pre-Funding Account balance                                                 $75,000,687
                                                                                                 ------------
                                                                                                 ------------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A. Total Monthly Principal Amounts                                                            $4,918,851
                                                                                                 ------------
     B. Required Pro-forma Security Balance                                        353,342,772
                                                                                   -----------
     C. Pro-forma Security Balance (Assuming 100%
         Paydown of Total Monthly Principal Amounts)                               390,823,911
                                                                                   -----------
     D. Step-down Amount  (B. - C.)                                                                         0
                                                                                                 ------------
     E. Principal Distributable Amount  (A.- D.)                                                   $4,918,851
                                                                                                 ------------
                                                                                                 ------------


V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A. Beginning of period Capitalized Interest
         Account balance                                                                             $312,504
                                                                                                 ------------
     B. Monthly Capitalized Interest Amount                                           (106,754)
                                                                                   -----------
     C. Investment Earnings                                                              1,622
                                                                                   -----------
     D. Investment Earnings Transfer to Collections
         Account                                                                        (1,622)
                                                                                   -----------
     E. Payment of Overfunded Capitalized Interest Amount                              (49,498)
                                                                                   -----------
     F. Payment of Remaining Capitalized Interest Account                                    0
                                                                                   -----------
                                                                                                     (156,252)
                                                                                                 ------------
     G. End of period Capitalized Interest Account balance                                           $156,252
                                                                                                 ------------
                                                                                                 ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A. Available Funds:

        (1)  Collections on Receivables during period
              (net of Liquidation Proceeds)                                         $9,829,811
                                                                                   -----------
        (2)  Liquidation Proceeds collected
              during period                                                             57,540
                                                                                   -----------
        (3)  Purchase Amounts deposited in Collection
              Account
                                                                                   -----------
        (4)  (a) Investment Earnings - Collection Account                               24,740
                                                                                   -----------
             (b) Investment Earnings - Transfer From
                  Prefunding Account                                                   277,429
                                                                                   -----------
             (c) Investment Earnings - Transfer From
                  Capitalized Interest Account                                           1,622
                                                                                   -----------
        (5)  Collection of Supplemental Servicing Fees
             (a) Extension Fees                                                            275
                                                                                   -----------
             (b) Repo and Recovery Fees Advanced                                         8,452
                                                                                   -----------
             (c) Other Fees                                                             91,775
                                                                                   -----------
        (6)  Monthly Capitalized Interest Amount                                       106,754
                                                                                   -----------
        (7)  Mandatory Prepayment Amount
                                                                                   -----------

        Total Available Funds                                                                      10,398,398
                                                                                                 ------------

     B. Distributions:

        (1)  Base Servicing Fee and Supplemental Servicing Fees
             (a) Base Servicing Fee                                                    603,702
                                                                                   -----------
             (b) Repo and Recovery Fees                                                  8,452
                                                                                   -----------
             (c) Other Fees                                                             91,775
                                                                                   -----------
        (2)  Agent fees                                                                  1,025
                                                                                   -----------
        (3)  Noteholders' Interest Distributable Amount
             (a)  Class A - 1                                                          467,829
                                                                                   -----------
             (b)  Class A - 2                                                          993,316
                                                                                   -----------
             (c)  Class A - 3                                                          639,600
                                                                                   -----------

        (4)  Noteholders' Principal Distributable Amount

             (a)  Class A - 1                                                        4,918,851
                                                                                   -----------
             (b)  Class A - 2                                                                0
                                                                                   -----------
             (c)  Class A - 3                                                                0
                                                                                   -----------

        (5)  Security Insurer Premiums                                                 149,571
                                                                                   -----------

        Total distributions                                                                         7,874,121
                                                                                                 ------------


     C. Excess Available Funds  (or Deficiency Claim Amount )                                       2,524,277
                                                                                                 ------------

     D. Noteholders' Accelerated Principal Amount                                                  (2,524,277)
                                                                                                 ------------

     E. Deposit to Spread Account                                                                          $0
                                                                                                 ------------
                                                                                                 ------------


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds (VI.C.)                                                               $  2,524,277
                                                                                                       ------------
      B.  Pro Forma Security Balance (II.A.-II.B.)                                                      390,823,911
                                                                                                       ------------
      C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      353,342,772
                                                                                                       ------------
      D.  Excess of Pro Forma Balance over Required Balance  (B. - C.)                                   37,481,139
                                                                                                       ------------
      E.  End of Period  Class A-1 Note Balance (before accel. payments)                                 85,823,911
                                                                                                       ------------
      F.  Greater of D. or E.                                                                            85,823,911
                                                                                                       ------------
      G.  Accelerated Principal Amount (lesser of  A. or F.)                                                          $  2,524,277
                                                                                                                      ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                                   $390,823,911
                                                                                                       ------------
      B.  Required Pro Forma Security Balance                                                           353,342,772
                                                                                                       ------------
      C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                    37,481,139
                                                                                                       ------------
      D.  End of Period  Class A-1 Note Balance (before accel. payments)                                 85,823,911
                                                                                                       ------------
      E.  Greater of C. or D.                                                                            85,823,911
                                                                                                       ------------
      F.  Excess Available Funds (VI.C.)                                                                  2,524,277
                                                                                                       ------------
      G.  Investment Earnings on Collection Account                                                          24,740
                                                                                                       ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $ 83,324,374
                                                                                                                      ------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                                  $  3,249,993
                                                                                                                      ------------

      B.  Additions to Spread Account

          (1)  Deposits from Collections Account  (VI. E.)                                                        0
                                                                                                       ------------
          (2)  Investment Earnings                                                                           17,346
                                                                                                       ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                               0
                                                                                                       ------------

          Total Additions                                                                                                   17,346
                                                                                                                      ------------

      C.  Less Deficiency Claim Amount
                                                                                                                      ------------
      D.  Spread Account balance available for withdrawals                                                               3,267,339
                                                                                                                      ------------

      E.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                          $  3,249,993
                                                                                                       ------------
          (2)  Subsequent Spread Account Deposits                                                                 0
                                                                                                       ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 3,249,993
                                                                                                       ------------
          (4)  $100,000                                                                                     100,000
                                                                                                       ------------
          (5)  2% of Original Pool Balance (total deliveries)                                             6,499,986
                                                                                                       ------------
          (6)  End of period Note Balance (before accel.
                principal shortfall calc)                                                               388,299,634
                                                                                                       ------------
          (7)  Lesser of (5) or (6)                                                                       6,499,986
                                                                                                       ------------
          (8)  Floor Amount Greater of (4) or (7)                                                         6,499,986
                                                                                                       ------------
          (9)  Aggregate Principal Balance                                                              317,602,393
                                                                                                       ------------
         (10)  End of period Note Balance (before accel.
                principal shortfall calc)                                                               388,299,634
                                                                                                       ------------
         (11)  Line (9) less line (10)                                                                  (70,697,241)
                                                                                                       ------------
         (12)  OC level (11) / (9)                                                                          (22.26%)
                                                                                                       ------------
         (13)  13% less OC level, if OC level is greater
                than 10%                                                                                        n/a
                                                                                                       ------------
         (14)  If OC level is equal to or greater than 10%,
                Percent in (13) x End of Period
                Aggregate Principal Balance                                                                     n/a
                                                                                                       ------------
         (15)  If OC level is less than 10%, 1% of
                Original Pool Balance (total deliveries)                                                  3,249,993
                                                                                                       ------------
         (16)  15% of end of period Aggregate Principal
                Balance if Trigger Date                                                                         n/a
                                                                                                       ------------
         Requisite Amount of Spread Account (either (3),
          (8), (14), (15), or (16) as applicable)                                                                        3,249,993
                                                                                                                      ------------

     F.  Withdrawals from Spread Account

         (1)   Priority Second through Third
                                                                                                       ------------
         (2)   Priority Fourth - Accelerated Payment
                Amount Shortfall                                                          83,324,374
                                                                                        ------------

                Accelerated Payment Amount Shortfall
                in Excess of Requisite Amount                                                                17,346
                                                                                                       ------------
         (3)   Priority Fifth through Sixth
                                                                                                       ------------
         (4)   Priority Seventh - to Servicer
                                                                                                       ------------

         Total withdrawals                                                                                                  17,346
                                                                                                                      ------------

     G.  End of period Spread Account balance                                                                         $  3,249,993
                                                                                                                      ------------


                                       3


X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.  Beginning of period number of Receivables                                                                          26,156
                                                                                                                      ------------

     B.  Number of Subsequent Receivables Purchased                                                                              0
                                                                                                                      ------------

     C.  Number of Receivables becoming Liquidated
          Receivables during period                                                                                             19
                                                                                                                      ------------
     D.  Number of Receivables becoming Purchased
          Receivables during period
                                                                                                                      ------------
     E.  Number of Receivables paid off during period                                                                           98
                                                                                                                      ------------
     F.  End of period number of Receivables                                                                                26,039
                                                                                                                      ------------
                                                                                                                      ------------
XI.  STATISTICAL DATA:

     A.  Weighted Average APR of the Receivables                                                                            19.28%
                                                                                                                      ------------
     B.  Weighted Average Remaining Term of the Receivables                                                                  53.10
                                                                                                                      ------------
     C.  Average Receivable Balance                                                                                   $      12,197
                                                                                                                      ------------
     D.  Aggregate Realized Losses                                                                                    $    390,486
                                                                                                                      ------------


By:
   -------------------------------------------
Name:  Daniel E. Berce
Title: Vice Chairman & Chief Financial Officer
Date:  January 2, 1998

                AmeriCredit Automobile Receivables Trust 1997-D
                      Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.240% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:  12/01/97
Monthly Period Ending:     12/31/97


I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                        Class A-1      Class A-2     Class A-3        TOTAL
                                                        ---------      ---------     ---------        -----

    A.  Preliminary End of period Note Balance         $83,282,288   $182,000,000   $123,000,000   $388,282,288
                                                       --------------------------------------------------------

    B.  Deficiency Claim Amount                                  0              0              0              0

    C.  End of period Note Balance                     $83,282,288   $182,000,000   $123,000,000   $388,282,288
                                                       --------------------------------------------------------
                                                       --------------------------------------------------------

    D.  Note Pool Factors                                87.665566%    100.000000%    100.000000%     97.070572%
                                                       --------------------------------------------------------
                                                       --------------------------------------------------------


II. RECONCILIATION OF SPREAD ACCOUNT:

    A.  Preliminary End of period Spread Account balance                                             $3,249,993
                                                                                                     ----------

    B.  Priority First - Deficiency Claim Amount from preliminary certificate                                 0
                                                                                                     ----------

    C.  End of period Spread Account balance                                                         $3,249,993
                                                                                                     ----------


X.  PERFORMANCE TESTS:

    A.  Delinquency Ratio

        (1) Receivables with Scheduled Payment
             delinquent more than 60 days
             at end of period                                                         $2,155,357
                                                                                     -----------
        (2) Purchased Receivables with Scheduled
             Payment delinquent more than 60
             days at end of period
                                                                                     -----------
        (3) Beginning of period Principal Balance                                    322,521,244
                                                                                     -----------
        (4) Delinquency Ratio (1)+(2) divided by (3)                                                       0.67%
                                                                                                     ----------
        (5) Previous Monthly Period Delinquency Ratio                                                      0.03%
                                                                                                     ----------
        (6) Second previous Monthly Period Delinquency Ratio                                               0.00%
                                                                                                     ----------
        (7) Average Delinquency Ratio (4)+(5)+(6)
             divided by 3                                                                                  0.23%
                                                                                                     ----------
        (8) Compliance (Delinquency Test Failure is a
             Delinquency Ratio equal to or greater than 5.00%)                                              yes
                                                                                                     ----------

    B.  Cumulative Default Rate

        (1) Defaulted Receivables in Current Period                                     $906,005
                                                                                     -----------
        (2) Cumulative Defaulted Receivables Including
             Defaulted Receivables in Current Period                                   1,218,347
                                                                                     -----------
        (3) Original Pool Balance                                                    324,999,313
                                                                                     -----------
        (4) Cumulative Default Rate (2) divided by (3)                                                     0.37%
                                                                                                     ----------
        (5) Compliance (Default Test Failure is a Cumulative
             Default Rate equal to or greater than 5.26%.)                                                  yes
                                                                                                     ----------


    C.  Cumulative Net Loss Rate

        (1) Receivables becoming Liquidated
             Receivables during period                                                  $192,218
                                                                                     -----------
        (2) Purchased Receivables with Scheduled
             Payment delinquent more than 30 days at end of period
                                                                                     -----------
        (3) Cram Down Losses occurring during period
                                                                                     -----------
        (4) Liquidation Proceeds collected during period                                 (57,540)
                                                                                     -----------
        (5) Net Losses during period (1)+(2)+(3)-(4)                                     134,678
                                                                                     -----------
        (6) Net Losses since Initial Cut-off Date
             (Beginning of Period)                                                       255,808
                                                                                     -----------
        (7) 50% of Receivables with Scheduled Payment delinquent
             more than 90 days at end of period                                           38,190
                                                                                     -----------
        (8) Original Aggregate Principal Balance plus
             Pre-Funded Amount as of the Closing Date                                400,000,000
                                                                                     -----------
        (9) Cumulative Net Loss Rate (5)+(6)+(7)
              divided by (8)                                                                               0.11%
                                                                                                     ----------
       (10) Compliance (Net Loss Test Failure is a
             Net Loss Rate equal to or greater than 3.01%.)                                                 yes
                                                                                                     ----------

    D.  Extension Rate

        (1) Principal Balance of Receivables extended
             during current period                                                       221,599
                                                                                     -----------
        (2) Beginning of Period Aggregate Principal Balance                          322,521,244
                                                                                     -----------
        (3) Extension Rate (1) divided by (2)                                                              0.07%
                                                                                                     ----------
        (4) Previous Monthly Extension Rate                                                                0.04%
                                                                                                     ----------
        (5) Second previous Monthly Extension Rate                                                         0.00%
                                                                                                     ----------
        (6) Average Extension Rate (3)+(4)+(5)
             divided by 3                                                                                  0.04%
                                                                                                     ----------
        (7) Compliance (Extension Test Failure is an
             Extension Rate equal to or greater than 4%.)                                                   yes
                                                                                                     ----------


XI. DELINQUENCY:

    A. Receivables with Scheduled Payment delinquent

       (1) 31-60 days                                             #        1152      $14,434,857           4.48%
                                                                   ---------------------------------------------
       (2) 61-90 days                                                       168        2,113,121           0.66%
                                                                   ---------------------------------------------
       (3) over 90 days                                                       3           42,236           0.01%
                                                                   ---------------------------------------------

       Receivables with Scheduled Payment delinquent
        more than 30 days at end of period                                 1323      $16,590,214           5.14%
                                                                   ---------------------------------------------
                                                                   ---------------------------------------------


By:
       -----------------------------------------
Name:  Daniel E. Berce
       ---------------
Title: Vice Chairman & Chief Financial Officer
       ---------------------------------------
Date:  January 6, 1998
       ---------------

                                       2